Exhibit 10.11

AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of March 28, 2007 (the “Amendment”) is executed by and among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), Bank of America, N.A., as Administrative Agent and the Lenders party to that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Borrower, the Lenders referred to therein and Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

RECITALS

A. The Obligations under the Credit Agreement are scheduled to mature on March 31, 2007.

B. Borrower has requested that the Lenders extend the Credit Agreement maturity date to March 31, 2008, and otherwise amend the Credit Agreement on the terms set forth below.

C. The Lenders are willing to extend the maturity date of the Credit Agreement and to otherwise amend the Credit Agreement, in each case on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, Borrower, Lenders and Administrative Agent hereby agree as follows:

1. Extension. The parties hereto hereby amend the definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement in its entirety to read in full as follows:

“Maturity Date” means March 31, 2008.

2. Section 7.6 – Minimum Fixed Charge Coverage Ratio. The parties hereto hereby amend Section 7.6A of the Credit Agreement in its entirety to read in full as follows:

A. Minimum Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1.10:1.00.

3. Section 7.8—Capital Expenditures. The parties hereto hereby amend Section 7.8 of the Credit Agreement in its entirety to read in full as follows:

Capital Expenditures. Borrower shall not, and shall not permit its Subsidiaries to, make or incur Capital Expenditures in any twelve month period in an aggregate amount which is in excess of $15,000,000.

4. Prepayments of Mortgage Notes. The parties hereto hereby amend Section 7.16 of the Credit Agreement in its entirety to read in full as follows:

7.16 Prepayments of Mortgage Notes. Borrower shall not make any payment of principal or interest in respect of the Mortgage Notes prior to the date when due, unless the following conditions precedent are satisfied:

(a) the Borrower shall have delivered a certificate to the Administrative Agent demonstrating that, after giving pro forma effect to the proposed prepayment of the Mortgage Notes, Borrower will be in compliance with the covenants set forth in Section 7.6 of the Credit Agreement;

(b) no Default or Event of Default shall have occurred and be continuing at the time of such prepayment or would result from such prepayment; and

(c) no Obligations under the Revolving Commitment (other than contingent obligations in respect of Letters of Credit) shall be outstanding immediately prior to, on or immediately after the date of such prepayment.

5. Conditions Precedent to Any Draw on Line of Credit. In addition to the conditions set forth in Section 4 of the Credit Agreement, the obligations of Lenders to make Loans and the obligation of the Issuing Lender to provide Letters of Credit following the date hereof shall be subject to the Borrower’s prior delivery of a certificate to the Administrative Agent demonstrating that, after giving pro forma effect to the requested Loan or Letter of Credit, Borrower will be in compliance with the covenants set forth in Section 7.6 of the Credit Agreement.

6. Conditions Precedent. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

(a) A counterpart of this Amendment executed by Borrower and each Lender;

(b) A written consent of guarantor in the form attached hereto as Exhibit A executed by Silver Legacy Capital Corp., a Nevada corporation;

(c) A written consent of pledgors in the form attached hereto as Exhibit B executed by Galleon, Inc., a Nevada corporation, and Eldorado Limited Liability Company, a Nevada limited liability company;

(d) A counterpart of the Second Modification of Second Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents, substantially in the form of Exhibit C attached hereto, executed by Borrower and properly notarized;

(e) A counterpart of the Modification of Second Amended and Restated Assignment of Rents and Revenues, substantially in the form of Exhibit D attached hereto, executed by Borrower and properly notarized;

(f) A CLTA Form Indorsement 110.5 to the Title Policy; and

(g) Upfront fees for the benefit of each Lender in an amount equal to 0.05% of such Lender’s share of the Revolving Commitment as of the effective date of this Amendment, which fees shall be fully-earned upon becoming due and payable, shall be non-refundable for any reason whatsoever and shall be in addition to any other fee, cost or expense payable pursuant to any other Loan Document.

7. Confirmation. In all other respects, the Credit Agreement and the other Loan Documents are hereby confirmed. For the avoidance of doubt and without limiting the foregoing statement, Borrower hereby acknowledges and confirms that compliance with the covenants set forth in Section 7.6 of the Credit Agreement shall be required commencing with the Fiscal Quarter ending March 31, 2007 and thereafter.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership

By:	/s/ Stephanie Lepori
Name:	Stephanie Lepori
Title:	CFO

BANK OF AMERICA, N.A., as Administrative Agent and Issuing Lender

By:	/s/ Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas Butler
Name:	Nicholas Butler
Title:	Vice President

EXHIBIT A

CONSENT OF GUARANTOR

This Consent of Guarantor is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned (“Guarantor”) hereby (i) consents to the execution, delivery and performance of the proposed Amendment No. 4 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft, and (ii) agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of Guarantor’s obligations under (a) the Guaranty dated as of March 5, 2002, executed by the Guarantor in favor of the Administrative Agent, (b) the Guarantor Security Agreement dated as of March 5, 2002, executed by the Guarantor in favor of the Administrative Agent, (c) the Environmental Indemnity executed by the Borrower and Guarantor in favor of the Administrative Agent and (d) each other Loan Document executed by the Guarantor in favor of the Administrative Agent. Guarantor further ratifies and confirms that the Loan Documents to which it is a party shall continue in full force and effect and agrees that Guarantor shall continue to be liable under the Loan Documents to which it is a party in accordance with the terms thereof. Guarantor represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents to which it is a party and acknowledges that the execution of this Consent is not necessary for the continued validity and enforceability of the Loan Documents to which it is a party.

Dated as of March 28, 2007.

SILVER LEGACY CAPITAL CORP., a Nevada corporation

By:	/s/ Stephanie Lepori
Name:	Stephanie Lepori
Title:	Treasurer and Chief Accounting and Financial Officer

EXHIBIT B

CONSENT OF PLEDGORS

This Consent of Pledgors is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned (each a “Pledgor”) hereby (i) consents to the execution, delivery and performance of the proposed Amendment No. 4 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft, and (ii) agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of Pledgor’s obligations under (a) the Pledge Agreement dated as of September 4, 2002, executed by the Peldgors in favor of the Administrative Agent, and (b) each other Loan Document executed by Pledgor in favor of the Administrative Agent. Each Pledgor further ratifies and confirms that the Loan Documents to which it is a party shall continue in full force and effect and agrees that it shall continue to be liable under the Loan Documents to which it is a party in accordance with the terms thereof. Each Pledgor represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents to which it is a party and acknowledges that the execution of this Consent is not necessary for the continued validity and enforceability of the Loan Documents to which it is a party.

Dated as of March 28, 2007.

GALLEON, INC., a Nevada corporation

By:	/s/ Bryan L. Wright
Name:	Bryan L. Wright
Title:	Assistant Secretary

ELDORADO LIMITED LIABILITY COMPANY, a Nevada limited liability company

By:	/s/ Gary Carano
Name:	Gary Carano
Title:	President